DocuSign Envelope ID: 5840B6B5-1640-4EAD-91AD-69E947CEC292

Exhibit 10.48

PURSUANT TO THE STATE OF FLORIDA OFFICE OF THE GOVERNOR EXECUTIVE ORDER NUMBER 20-95 (COVID-19 EMERGENCY ORDER – DOCUMENTARY STAMPS FOR SBA LOANS) ISSUED ON APRIL 6, 2020, EFFECTIVE ON APRIL 3, 2020, THE ASSESSMENT AND COLLECTION OF TAXATION IMPOSED UNDER CHAPTER 201, FLORIDA STATUTES, IS SUSPENDED FOR ALL NOTES AND OTHER WRITTEN OBLIGATIONS MADE PURSUANT TO TITLE I OF THE CARES ACT.  CONSEQUENTLY, THERE ARE NO DOCUMENTARY STAMP TAXES DUE UPON THIS NOTE.

SBA Loan #	58485270-08
SBA Loan Name	Paycheck Protection Program (“PPP”)
Date	4/15/2020
Loan Amount	$ 6,478,800.00
Interest Rate	One Percent (1.00%) per annum
Borrower	SPANISH BROADCASTING SYSTEM, INC,
Operating Company	SPANISH BROADCASTING SYSTEM, INC,
Lender	City National Bank of Florida, a national banking association

1.	PROMISE TO PAY:

In return for the Loan, Borrower promises to pay to the order of Lender the principal amount of the Loan Amount, interest on the unpaid balance, and all other amounts required by this Note.

2.	DEFINITIONS:

“Collateral” means any property taken as security for payment of this Note or any guarantee of this Note.

“Guarantor” means each person or entity that signs a guarantee of payment of this Note.

“Loan” means the loan evidenced by this Note.

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“Loan Documents” means the documents related to this loan signed by Borrower, any Guarantor, or anyone who pledges collateral.

“SBA” means the Small Business Administration, an Agency of the United States of America.

3.	PAYMENT TERMS:

Borrower must make all payments at the place Lender designates. The payment terms for this Note are:

Place for Payments: Borrower must make all payments to Lender at the office of Lender at 100 S.E. 2nd Street, 13th Floor, Miami, Florida 33131, or at such other place or in such other manner as Lender from time to time may designate in writing to Borrower.

Maturity: This Note will mature two (2) years from date of first disbursement of this loan (the “Maturity Date”).

Interest Rate: The interest rate on this Note is one percent (1.00%) per year (the “Interest Rate”).

Initial Deferment Period: No payments are due on this loan for 6 months from the date of first disbursement of this loan (the “Deferment Period”). The SBA may, at its discretion, increase the Deferment Period for an additional 6 month period, pursuant to the SBA’s authority under the CARES Act (as defined below), and any and all rules, regulations, guidance and statutes promulgated thereunder. Interest will continue to accrue during the Deferment Period.

Loan Forgiveness:  Subject to compliance with all applicable provisions of the CARES Act (as defined below) and any rules, regulations, guidance and statutes promulgated thereunder,  Borrower may apply to Lender for forgiveness of the amount due on this Loan in an amount equal to the sum of the following costs incurred by Borrower during the 8-week period beginning on the date of first disbursement of this loan:

a.	Payroll costs
b.	Any payment of interest on a covered mortgage obligation (which shall not include any prepayment of or payment of principal on a covered mortgage obligation)
c.	Any payment on a covered rent obligation
d.	Any covered utility payment

The amount of loan forgiveness shall be calculated (and may be reduced) in accordance with the requirements of the Paycheck Protection Program, including the provisions of Section 1106 of the Coronavirus Aid, Relief, and Economic Security Act (as may be amended, modified or supplemented from time to time  the “CARES Act”) (P.L. 116-136), and any rules, regulations, guidance and statutes promulgated thereunder.  Not more than 25% of the amount forgiven can be attributable to non-payroll costs.

Repayment Terms: The Interest Rate is fixed and will not be changed during the life of the loan. Interest shall be calculated at the rate of 1/365 of the annual rate of interest for each day that principal is outstanding (i.e., interest will accrue and be paid on the actual number of calendar days elapsed from the date hereof based on a 365 day year).

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The outstanding principal balance of this Note, as the same may exist from time to time, shall bear interest at a fixed rate equal to the Interest Rate.  Beginning on the 10th day of the first month after the expiration of the Deferment Period, the then outstanding principal balance of this Note shall be repaid in equal monthly payments of principal and interest, to be fully amortized over the remaining term of the Note, and shall be due and payable from Borrower to Lender on the same calendar day of each successive month thereafter (each of the foregoing payments shall be defined as a “Monthly Payment”), with the final Monthly Payment for any partial month being due on the Maturity Date.  Lender will calculate the Monthly Payment Amount and provide written notice of the Monthly Payment amount to Borrower after the expiration of the Deferment Period.  If any Monthly Payment due under this Note, or the Maturity Date, becomes due and payable on a day other than a Business Day, such payment or Maturity Date shall be extended to the next succeeding Business Day.

Lender will apply each installment payment first to pay interest accrued to the day Lender received the payment, then to bring principal current, and will apply any remaining balance to reduce principal.

Loan Prepayment:  Notwithstanding any provision in this Note to the contrary, Borrower may prepay this Note at any time without penalty. Borrower may prepay 20 percent or less of the unpaid principal balance at any time without notice.  If Borrower prepays more than 20 percent and the Loan has been sold on the secondary market, Borrower must: a. Give Lender written notice; b. Pay all accrued interest; and c. If the prepayment is received less than 21 days from the date Lender received the notice, pay an amount equal to 21 days interest from the date lender received the notice, less any interest accrued during the 21 days and paid under b. of this paragraph.  If Borrower does not prepay within 30 days from the date Lender received the notice, Borrower must give Lender a new notice.

Non-Recourse: Lender and SBA shall have no recourse against any individual shareholder, member or partner of Borrower for non-payment of the Loan, except to the extent that such shareholder, member or partner uses the Loan proceeds for an unauthorized purpose.

4.	DEFAULT:

Borrower is in default under this Note if Borrower does not make a payment when due under this Note, or if Borrower or Operating Company:

A.	Fails to do anything required by this Note and other Loan Documents;
B.	Defaults on any other loan with Lender;
C.

Does not preserve, or account to Lender’s satisfaction for, any of the Collateral or its proceeds; D. Does not disclose, or anyone acting on their behalf does not disclose, any material fact to Lender or SBA;

E.	Makes, or anyone acting on their behalf makes, a materially false or misleading representation to Lender or SBA;
F.	Defaults on any loan or agreement with another creditor, if Lender believes the default may materially affect Borrower ’s ability to pay this Note;
G.	Fails to pay any taxes when due;
H.	Becomes the subject of a proceeding under any bankruptcy or insolvency law;
I.	Has a receiver or liquidator appointed for any part of their business or property;
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J.	Makes an assignment for the benefit of creditors;
K.	Has any adverse change in financial condition or business operation that Lender believes may materially affect Borrower ’s ability to pay this Note;
L.	Reorganizes, merges, consolidates, or otherwise changes ownership or business structure without Lender ’s prior written consent; or
M.	Becomes the subject of a civil or criminal action that Lender believes may materially affect Borrower ’s ability to pay this Note.

5.	LENDER ’S RIGHTS IF THERE IS A DEFAULT:

Without notice or demand and without giving up any of its rights, Lender may:

A.	Require immediate payment of all amounts owing under this Note;
B.	Collect all amounts owing from any Borrower or Guarantor;
C.	File suit and obtain judgment;
D.	Take possession of any Collateral; or
E.	Sell, lease, or otherwise dispose of, any Collateral at public or private sale, with or without advertisement.

6.	LENDER ’S GENERAL POWERS:

Without notice and without Borrower ’s consent, Lender may:

A. Bid on or buy the Collateral at its sale or the sale of another lienholder, at any price it chooses; B. Incur expenses to collect amounts due under this Note, enforce the terms of this Note or any other Loan Document, and preserve or dispose of the Collateral. Among other things, the expenses may include payments for property taxes, prior liens, insurance, appraisals, environmental remediation costs, and reasonable attorney ’s fees and costs. If Lender incurs such expenses, it may demand immediate repayment from Borrower or add the expenses to the principal balance;

C.	Release anyone obligated to pay this Note;
D.	Compromise, release, renew, extend or substitute any of the Collateral; and
E.	Take any action necessary to protect the Collateral or collect amounts owing on this Note.

7.	WHEN FEDERAL LAW APPLIES:

When SBA is the holder, this Note will be interpreted and enforced under federal law, including SBA regulations. Lender or SBA may use state or local procedures for filing papers, recording documents, giving notice, foreclosing liens, and other purposes. By using such procedures, SBA does not waive any federal immunity from state or local control, penalty, tax, or liability. As to this Note, Borrower may not claim or assert against SBA any local or state law to deny any obligation, defeat any claim of SBA, or preempt federal law.

8.	SUCCESSORS AND ASSIGNS:

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Under this Note, Borrower and Operating Company include the successors of each, and Lender includes its successors and assigns.

9.	GENERAL PROVISIONS:

A.	All individuals and entities signing this Note are jointly and severally liable.
B.	Borrower waives all suretyship defenses.
C.	Borrower must sign all documents necessary at any time to comply with the Loan Documents and to enable Lender to acquire, perfect, or maintain Lender ’s liens on Collateral.
D.	Lender may exercise any of its rights separately or together, as many times and in any order it chooses. Lender may delay or forgo enforcing any of its rights without giving up any of them.
E.	Borrower may not use an oral statement of Lender or SBA to contradict or alter the written terms of this Note.
F.	If any part of this Note is unenforceable, all other parts remain in effect.
G.

To the extent allowed by law, Borrower waives all demands and notices in connection with this Note, including presentment, demand, protest, and notice of dishonor. Borrower also waives any defenses based upon any claim that Lender did not obtain any guarantee; did not obtain, perfect, or maintain a lien upon Collateral; impaired

10.	STATE SPECIFIC PROVISIONS:

A.	Business Day Definition. A “Business Day” is each day except Saturdays, Sundays, Federal Reserve Bank established holidays, or any day which by order or decree Lender is closed.

B.	Set Off Rights. Borrower consents to Lender’s right of set off under Florida law.

C.

Rights and Remedies of Lender; No Waiver.  Lender shall be entitled to pursue any and all rights and remedies provided by applicable law and/or under the terms of this Note, all of which shall be cumulative and may be exercised successively or concurrently.  Lender’s delay in exercising or failure to exercise any rights or remedies to which Lender may be entitled to pursue upon the occurrence of a Default shall not constitute a waiver of any of Lender’s rights or remedies with respect to that or any subsequent default, whether of the same or a different nature, nor shall any single or partial exercise of any right or remedy by Lender preclude any other or further exercise of that or any other right or remedy.  No waiver of any right or remedy by Lender shall be effective unless made in writing and signed by Lender, nor shall any waiver on one occasion apply to any future occasion, but shall be effective only with respect to the specific occasion addressed in that signed writing by Lender.

D.

Attorney Fees.  If a Default occurs and this Note is placed by Lender in the hands of an attorney for collection or is collected through any legal proceeding, Borrower promises to pay Lender’s costs, fees, expenses, disbursements and reasonable attorney and paralegal fees incurred in connection therewith, regardless of whether suit is filed, both before and during trial, and including but not limited to all such fees, costs and expenses incurred in any administrative, appellate, bankruptcy, collection, insolvency, or post judgment proceedings.

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DocuSign Envelope ID: 5840B6B5-1640-4EAD-91AD-69E947CEC292

E.

Choice of Law and Venue.  Subject to Section 7 of this Note, this Note shall be governed by the laws of the State of Florida, and the United States of America, whichever the context may require or permit.  Borrower agrees that proper venue for any action that may be brought under this Note shall be in Miami-Dade County, Florida, or in the county where Borrower’s principal place of business is located, at Lender’s option.  Should Lender institute any action under this Note, Borrower hereby submits itself to the jurisdiction of any federal or state court where Lender files such civil action.  Nothing contained in this Note, however, shall be deemed to constitute, or to imply the existence of, any agreement by Lender to bring any such action only in said courts or to restrict in any way any of Lender’s remedies or rights to enforce the terms of this Note as, when and where Lender shall deem appropriate, in its sole discretion.

F.

Notices. All notices, requests, instructions, demands, consents, authorizations or other communications hereunder between the parties will be in writing and will be deemed to have been duly delivered and received if: (1) delivered in person with return receipt requested or by courier (e.g., include but are not limited to FedEx, DHL, UPS, etc.); (2) delivered by facsimile or e-mail with acknowledgement returned promptly thereafter by facsimile or e-mail; and (3) if mailed by U.S. mail – then by certified, return receipt requested to the address set forth in this Addendum or to such other address as a party may specify in writing.  Notice shall be effective upon receipt except for notice via email, which shall be effective only when the recipient, by return email or notice delivered by other method provided for in this paragraph, acknowledges having received that email (with an automatic “read receipt” or similar notice not constituting an acknowledgement of an email receipt for purposes of this paragraph).

G.

Transfer of Loan.  Lender may, at any time, sell, transfer, or assign the Note, and any or all servicing rights with respect thereto, in whole but not in part, or grant participations therein.  Lender may forward to each purchaser, transferee, assignee, servicer or participant all documents and information which Lender now has or may hereafter acquire relating to Borrower in connection therewith as Lender determines necessary within Lender’s discretion.

H.

Authority to Execute Loan Documents.  The individual(s) executing this Note on behalf of Borrower represents to Lender that he and/or she has been duly authorized under the Borrower’s organizational documents and Florida law by either (i) the Board of Directors of the Borrower if the Borrower is a corporation; or (ii) the required Manager(s) of the Borrower if the Borrower is a “manager managed” limited liability company; or (iii) the required Managing Member(s) of the Borrower if the Borrower is a “member managed” limited liability company; or (iv) the General Partner of the Borrower if the Borrower is a general partnership; or (v) the General Partner of the Borrower if the Borrower is a limited liability limited partnership to make, execute and deliver this Note and all other Loan Documents in his and/or her capacities as set forth in their respective signature block(s) below.  The undersigned represent(s) that the Borrower’s acceptance of this Loan and the execution of all the Loan Documents have all been duly authorized, and that all the Loan Documents are legally binding upon Borrower.

I.

Maintenance of Deposit Accounts.  Borrower shall maintain a deposit account with Lender during the life of the Loan (the “Deposit Account”).  Borrower acknowledges that the proceeds of the Loan shall be deposited by Bank into the Deposit Account.

J.

Direct Debit.  If all or any part of the Loan is not forgiven, Borrower agrees that Lender may debit the Deposit Account for any Monthly Payment due hereunder if the payment is not timely made by Borrower.

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DocuSign Envelope ID: 5840B6B5-1640-4EAD-91AD-69E947CEC292

K.

Miscellaneous.  Time shall be of the essence with respect to the terms of this Note.  Whenever used in this Note and unless the context otherwise requires, words in the singular include the plural, words in the plural include the singular, and pronouns of any gender include the other genders.  Captions and paragraph headings in this Note are for convenience only and shall not affect its interpretation.

L.

WAIVER OF TRIAL BY JURY.  BORROWER HEREBY, AND LENDER BY ITS ACCEPTANCE OF THIS NOTE, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS NOTE AND ALL LOAN DOCUMENTS AND OTHER AGREEMENTS EXECUTED OR CONTEMPLATED TO BE EXECUTED IN CONNECTION WITH THE LOAN, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTION OF EITHER PARTY, WHETHER IN CONNECTION WITH THE MAKING OF THE LOAN, COLLECTION  OF THE LOAN, OR OTHERWISE.  THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER MAKING THE LOAN EVIDENCED BY THIS NOTE.

M.

Electronic Signatures.  Borrower and Lender agree to conduct any transaction, use any service, system, product, or enter into any required agreement of Lender (hereinafter each, individually or collectively, the “Electronic Transactions”) via established and commercially accepted electronic commerce applications or methods, with the parties employing appropriate security procedures with respect to the same.  The parties agree that the electronic signatures appearing on any of the Electronic Transactions authorized by this Note shall have the same force in law as handwritten signatures for the purpose of validity, enforceability, and admissibility.  Records of all such Electronic Transactions electronically signed relating to this Note shall be made available by the parties to one another, consistent with their respective data storage / retention policies / procedures, and, as such, are available to each other.  The parties further agree that all Electronic Transactions authorized pursuant to this paragraph shall have the full force and effect of law.  The parties agree that to the extent not covered by this paragraph, Florida statutes relating to Electronic Commerce (Chapter 668) or the Electronic Signatures in Global and National Commerce Act (15 USCS §§ 7001 et seq.), as may be amended from time to time or any successor legislation, shall apply to the conduct described herein.

[Signature Page Follows]

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11.	BORROWER’S NAME(S) AND SIGNATURES:

By signing below, each individual or entity becomes obligated under this Note as Borrower.

Executed on	4/15/2020

Borrower:

Name of Borrower:	SPANISH BROADCASTING SYSTEM, INC,

Signature:	/s/ Jose molina

Name of Signatory:	JOSE MOLINA

Title of Signatory:	Authorized Representative of Borrower

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